UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 17, 2023

MODULAR MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41277	87-0620495

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16772 W. Bernardo Drive, San Diego, California	92127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(858) 800-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	MODD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On January 17, 2023, Modular Medical, Inc. (the “Company”) held its annual meeting of shareholders for the fiscal year ended March 31, 2022 (the “Annual Meeting”), and a quorum for the transaction of business was present in person virtually or represented by proxy. The Company’s shareholders voted on six proposals, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 20, 2022.

(b) Voting results were as follows:

•	Proposal 1 – Election of directors to serve until the next annual meeting of shareholders.

	For	Withheld	Broker Non-Vote
Paul DiPerna	6,316,874	24,074	1,473,940
William Febbo	6,223,061	118,517	1,473,940
Steven Felsher	6,085,541	256,037	1,473,940
Morgan Frank	6,316,874	24,074	1,473,940
Philip Sheibley	6,337,468	4,110	1,473,940
Carmen Volkart	6,232,034	109,544	1,473,940
Ellen O’Connor Vos	6,060,874	280,704	1,473,940

All of the foregoing candidates were elected to serve as directors until the next annual meeting of shareholders and until the election and qualification of her or his successor or earlier resignation or removal.

•	Proposal 2 – Amendment of the Amended 2017 Equity Incentive Plan to increase the number of shares currently reserved for issuance thereunder by 2,000,000 shares.

For	Against	Abstain	Broker Non-Vote
6,135,990	156,846	48,742	1,437,940

•	Proposal 3 – Approval, on an advisory basis, of the executive compensation of the Company's named executive officers.

For	Against	Abstain	Broker Non-Vote
6,263,648	28,468	49,462	1,473,940

•	Proposal 4 – Recommendation, on a non-binding advisory basis, on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain
671,818	4,799	5,664,961	—

•	Proposal 5 – Ratification of the audit committee’s appointment of Farber Hass Hurley LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023.

For	Against	Abstain	Broker Non-Vote
7,814,759	39	720	—

•	Proposal 6 – Approval of one or more adjournments of the Annual Meeting.

For	Against	Abstain	Broker Non-Vote
7,659,802	155,549	167	—

On the basis of the voting results, the proposals to (i) amend the Amended 2017 Equity Incentive Plan to increase the number of shares currently reserved for issuance thereunder by 2,000,000 shares; and (ii) ratify the audit committee’s appointment of Farber Hass Hurley LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023 were adopted.

On the basis of the voting results, shareholders also voted a sufficient number of non-binding advisory votes to recommend that the frequency of the advisory vote on the compensation of the Company’s named executive officers be held every 3 years and approve, on an advisory basis, the compensation of the Company's named executive officers.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MODULAR MEDICAL, INC.

Date: January 19, 2023	By:	/s/ James E. Besser
James E. Besser
Chief Executive Officer